                                                                 Exhibit (h)(35)

                                (ING LETTERHEAD)

November 11, 2003


Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105


Dear Mr. Horvath:

      Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING LargeCap Value Fund, a new series of ING Equity Trust, (the "New Fund"), effective February 1, 2004, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned fund to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

      The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio which were recently dissolved.

      Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Fund, by signing below.

                                               Very sincerely,



                                               Robert S. Naka
                                               Senior Vice President
                                               ING Equity Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.


By:
      -----------------------------
Name:
      -----------------------------
Title:             Duly Authorized
      -----------------------------

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                              TYPE OF                  STATE OF                TAXPAYER
           TAXPAYER/FUND NAME*             ORGANIZATION              ORGANIZATION              I.D. NO.
           -------------------             ------------              ------------              --------
ING CORPORATE LEADERS TRUST FUND          Trust                      New York                 13-6061925

ING EQUITY TRUST                          Business Trust             Massachusetts            N/A
  ING Convertible Fund                                                                        33-0552461
  ING Disciplined LargeCap Fund                                                               06-1533751
  ING Equity and Bond Fund                                                                    33-0552418
  ING Financial Services Fund                                                                 95-4020286
  ING Growth Opportunities Fund                                                               04-2886865
  ING LargeCap Growth Fund                                                                    33-0733557
  ING LargeCap Value Fund                                                                     TBD
  ING MidCap Opportunities Fund                                                               06-1522344
  ING MidCap Value Fund                                                                       86-1048451
  ING Principal Protection Fund                                                               86-1033467
  ING Principal Protection Fund II                                                            86-1039030
  ING Principal Protection Fund III                                                           86-1049217
  ING Principal Protection Fund IV                                                            82-0540557
  ING Principal Protection Fund V                                                             27-0019774
  ING Principal Protection Fund VI                                                            48-1284684
  ING Principal Protection Fund VII                                                           72-1553495
  ING Principal Protection Fund VIII                                                          47-0919259
  ING Principal Protection Fund IX                                                            TBD
  ING Real Estate Fund                                                                        43-1969240
  ING SmallCap Opportunities Fund                                                             04-2886856
  ING SmallCap Value Fund                                                                     86-1048453
  ING Tax Efficient Equity Fund                                                               23-2978988

ING FUNDS TRUST                           Business Trust             Delaware                 N/A
  ING Classic Money Market Fund                                                               23-2978935
  ING GNMA Income Fund                                                                        22-2013958
  ING High Yield Bond Fund                                                                    23-2978938
  ING High Yield Opportunity Fund                                                             33-0715888
  ING Intermediate Bond Fund                                                                  52-2125227
  ING Lexington Money Market Trust                                                            13-6766350


* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                              TYPE OF                  STATE OF                TAXPAYER
           TAXPAYER/FUND NAME*                             ORGANIZATION              ORGANIZATION              I.D. NO.
           -------------------                             ------------              ------------              --------
ING FUNDS TRUST (CONT.)
  ING Money Market Fund                                                                                       86-0955273
  ING National Tax-Exempt Bond Fund                                                                           23-2978941
  ING Strategic Bond Fund                                                                                     33-6170208

ING INVESTMENT FUNDS, INC.                                Corporation                Maryland                 N/A
  ING MagnaCap Fund                                                                                           22-1891924

ING INVESTORS TRUST                                       Business Trust             Massachusetts            N/A
  ING American Funds Growth Portfolio                                                                         55-0839555
  ING American Funds Growth-Income                                                                            55-0839542
  Portfolio
  ING American Funds International                                                                            55-0839952
  Portfolio

ING MAYFLOWER TRUST                                       Business Trust             Massachusetts            N/A
  ING Growth + Value Fund                                                                                     06-1465531
  ING International Value Fund                                                                                06-1472910

ING MUTUAL FUNDS                                          Business Trust             Delaware                 N/A
  ING Emerging Countries Fund                                                                                 33-0635177
  ING Foreign Fund                                                                                            72-1563685
  ING Global Equity Dividend Fund                                                                             55-0839557
  ING Global Real Estate Fund                                                                                 86-1028620
  ING International Fund                                                                                      22-3278095
  ING International SmallCap Growth Fund                                                                      33-0591838
  ING Precious Metals Fund                                                                                    13-2855309
  ING Russia Fund                                                                                             22-3430284
  ING Worldwide Growth Fund                                                                                   33-0552475

ING PRIME RATE TRUST                                      Business Trust             Massachusetts            95-6874587

ING SENIOR INCOME FUND                                    Business Trust             Delaware                 86-1011668

ING VARIABLE INSURANCE TRUST                              Business Trust             Delaware                 N/A
  ING GET U.S. Core Portfolio - Series 1                                                                      43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                                      41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                                      32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                                      32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                                      32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                                      32-0090505
  ING GET U.S. Opportunity Portfolio - Series 1                                                               43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                                               TBD
  ING VP Worldwide Growth Portfolio                                                                           25-6705433


* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                             TYPE OF                  STATE OF                TAXPAYER
  TAXPAYER/FUND NAME*                     ORGANIZATION               ORGANIZATION              I.D. NO.
  -------------------                     ------------               ------------              --------
ING VARIABLE PRODUCTS TRUST               Business Trust             Massachusetts            N/A
  ING VP Convertible Portfolio                                                                86-1028318
  ING VP Disciplined LargeCap Fund                                                            06-6397003
  ING VP Emerging Countries Portfolio                                                         86-1028317
  ING VP Financial Services Portfolio                                                         86-1028316
  ING VP Growth + Value Portfolio                                                             06-6396994
  ING VP Growth Opportunities Portfolio                                                       06-6493759
  ING VP High Yield Bond Portfolio                                                            06-6396995
  ING VP International Portfolio                                                              86-1028314
  ING VP International SmallCap Growth                                                        86-1028313
  Portfolio
  ING VP International Value Portfolio                                                        06-6453493
  ING VP LargeCap Growth Portfolio                                                            86-1028309
  ING VP MagnaCap Portfolio                                                                   06-6493762
  ING VP MidCap Opportunities Portfolio                                                       06-6493760
  ING VP SmallCap Opportunities Portfolio                                                     06-6397002

ING VP EMERGING MARKETS FUND, INC.        Corporation                Maryland                 06-1287459

ING VP NATURAL RESOURCES TRUST            Business Trust             Massachusetts            22-2932678

USLICO SERIES FUND                        Business Trust             Massachusetts            N/A
  The Asset Allocation Portfolio                                                              54-1499147
  The Bond Portfolio                                                                          54-1499901
  The Money Market Portfolio                                                                  54-1499149
  The Stock Portfolio                                                                         54-1499398

Last Approved: November 11, 2003

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.